Legal Proceedings

On or about February 14, 2020, Marc S. Kirschner, as
Trustee for NWHI Litigation Trust ("Litigation Trustee") and Wilmington Savings Fund Society, FSB, as indenture
Trustee ("Indenture Trustee") for several series of notes issued by Nine West Holdings, Inc. ("Nine West"), filed separate complaints (docket nos. 20-cv-01129 and 20-cv-01136, respectively) in the United States District
Court for the Northern District of Illinois against a group of defendants including the FlexShares Morningstar US Market
Factor Tilt Index Fund that had invested in The Jones Group
Inc. ("Jones Group"). The claims in these actions stem from a series of merger transactions ("Transactions") entered into by Jones Group, Nine West and others in 2014 that allegedly rendered Jones Group insolvent. The matters in these proceedings were transferred from the United States District
Court for the Northern District of Illinois to the United
States District Court for the Southern District of New York to centralize the litigation, and were assigned to the Honorable Jed S. Rakoff for coordinated or consolidated pretrial proceedings. The FlexShares Morningstar US Market Factor
Tilt Index Fund allegedly received $224,910 as a result of the Transactions. The Litigation Trustee and Indenture Trustee seek to clawback these proceeds for the benefit of the Trust and the noteholders, respectively, on the basis that they were alleged fraudulent conveyances. On June 29, 2020, the former public shareholder defendants, including FlexShares
Morningstar US Market Factor Tilt Index Fund, filed a motion to dismiss on the basis that the payments allegedly made to them in connection with the Transactions were shielded from the fraudulent conveyance claims under Section 546(e) of the Bankruptcy Code. On August 27, 2020, all fraudulent conveyance claims against the former public shareholder defendants were dismissed. Plaintiffs appealed from that decision before the U.S. Court of Appeals for the Second Circuit. On November 27, 2023, the Second Circuit affirmed the District Court's dismissal of the Litigation Trustee's and Indenture Trustee's claims against the former Jones Group shareholders, except the claims against certain former Jones Group directors, officers, and employees who received payment for their shares through Nine West's payroll provider. Although certain of these former Jones
Group employees petitioned the Second Circuit for rehearing of the appeal, the Litigation Trustee and Indenture Trustee did not seek rehearing. On January 3, 2024, the Second Circuit denied the employee shareholders' petition for rehearing.
On April 2, 2024, the employee shareholders filed a petition with the Supreme Court of the United States for a writ of certiorari. The Litigation Trustee and Indenture Trustee elected not to oppose the petition or file a cross-petition.
On May 13, 2024, the Supreme Court of the United States denied the employee shareholders' petition. On May 15, 2024, the Second Circuit filed a mandate formally closing the appeal.
As a result, all claims against FlexShares Morningstar US Market Factor Tilt Index Fund in this action remain dismissed and this action is closed.